                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A



                                CURRENT REPORT

                                --------------

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 23, 1997

                            BOSTON PROPERTIES, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)


1-13087                                                       04-2473675
(Commission File Number)                               (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                              (Zip Code)

                                (617) 859-2600
             (Registrant's telephone number, including area code)

Item 5    Other Events

(a) On November 21, 1997, the Company, through the Operating Partnership, entered into an agreement to acquire Riverfront Plaza, an approximately 900,000 net rentable square foot class A office building in Richmond, Virginia, for a total investment of approximately $174.4 million. The Company expects to consummate its acquisition of Riverfront Plaza in January 1998. There can be no assurances, however, that the Company will acquire Riverfront Plaza in January 1998, or at all.

(b) On December 4, 1997, the Company filed a Registration Statement on Form S-11 relating to a proposed public offering of 14,000,000 shares of the Company's common stock, par value $.01 per share (not including an additional 2,100,000 shares of Common Stock subject to the underwriters' overallotment option).

Item 7    Financial Statements and Exhibits

The following financial statements are being filed in connection with the acquisition of 100 East Pratt Street, Baltimore, Maryland, which closed on October 23, 1997; the proposed acquisition of Riverfront Plaza, as described above; and the proposed public offering of common stock, as described above.

(a)  Financial Statements under Rule 3-14 of Regulation S-X.

Statement of Revenue Over Certain Operating Expenses of 100 East Pratt Street for the year ended December 31, 1996 and (unaudited) for the nine months ended September 30, 1997.

Statement of Revenue Over Certain Operating Expenses of Riverfront Plaza for the year ended December 31, 1996 and (unaudited) for the nine months ended September 30, 1997.

(b)  Pro Forma Financial Statements

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 (unaudited)

(c)   Exhibits

23.1  Consent of Coopers & Lybrand, L.L.P., Independent Accountants

                            BOSTON PROPERTIES, INC.
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BOSTON PROPERTIES, INC.



                               /s/ David G. Gaw
                               --------------------------------------
                               David G. Gaw
                               Senior Vice President and
                               Chief Financial Officer

Date: December 4, 1997

                             100 EAST PRATT STREET

                           STATEMENT OF REVENUE OVER
                          CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Boston Properties, Inc.:

  We have audited the accompanying statement of revenue over certain operating expenses of 100 East Pratt Street in Baltimore, Maryland (the "Property") for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Property's revenue and expenses.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of 100 East Pratt Street for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                         /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 3, 1997

                             100 EAST PRATT STREET
                              STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

                                   FOR THE YEAR ENDED    FOR THE NINE MONTHS
                                   DECEMBER 31, 1996   ENDED SEPTEMBER 30, 1997
                                   ------------------ -------------------------
                                                             (UNAUDITED)
Revenue:
  Base rent.......................      $11,826                $ 9,218
  Recoveries from tenants.........        2,966                  2,133
  Garage--net.....................        2,220                  1,706
  Other income....................          353                    267
                                        -------                -------
                                         17,365                 13,324
                                        -------                -------
Certain operating expenses:
  Utilities.......................        1,661                  1,406
  Janitorial and cleaning.........          637                    504
  Security........................          315                    255
  General and administrative......          566                    424
  Repairs and maintenance.........        1,084                    811
  Insurance.......................           70                     53
  Real estate taxes...............        2,054                  1,541
                                        -------                -------
                                          6,387                  4,994
                                        -------                -------
  Excess of revenue over certain
   operating expenses.............      $10,978                $ 8,330
                                        =======                =======



         The accompanying notes are an integral part of the statement.

                             100 EAST PRATT STREET
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1. DESCRIPTION OF THE PROPERTY

  The accompanying statement of revenue over certain operating expenses (the "Statement") includes the operations of 100 East Pratt Street, an approximately 633,000 square foot office building located on the inner harbor in downtown Baltimore, Maryland. The Property was acquired on October 23, 1997 from an unrelated third party.

2. BASIS OF ACCOUNTING

  The accompanying statement of revenue over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, depreciation, amortization, and interest expense.

3. SIGNIFICANT ACCOUNTING POLICIES

  Rental Revenue

  Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increases revenue by approximately $361 and decreases revenue by approximately $318 for the year ended December 31, 1996 and for the nine months ended September 30, 1997 (unaudited), respectively.

  Unaudited Interim Information

  The combined statement revenue over certain operating expenses for the nine months ended September 30, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement have been included. The results of operations for the period are not necessarily indicative of the Property's future results of operations.

  Risks and Uncertainties

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS

  The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

        YEAR ENDING
        DECEMBER 31,                                  (IN THOUSANDS)
        ------------                                  --------------
        1997.........................................    $12,294
        1998.........................................     11,727
        1999.........................................     11,435
        2000.........................................     11,185
        2001.........................................     10,656
        Thereafter...................................     39,516

  As of December 31, 1996, two tenants occupied approximately 42% of the leasable square feet and represented approximately 48% of total 1996 Base Rent.

                               RIVERFRONT PLAZA

                           STATEMENT OF REVENUE OVER
                          CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Boston Properties, Inc.:

  We have audited the accompanying statement of revenue over certain operating expenses of Riverfront Plaza in Richmond, Virginia (the "Property") for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Property's revenue and expenses.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Riverfront Plaza for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 25, 1997

                                RIVERFRONT PLAZA
                              STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

                                  FOR THE YEAR ENDED FOR THE NINE MONTHS ENDED
                                  DECEMBER 31, 1996     SEPTEMBER 30, 1997
                                  ------------------ -------------------------
                                                            (UNAUDITED)
Revenue:
  Base rent......................      $13,723                $11,263
  Recoveries from tenants........        2,976                  2,017
  Garage--net....................        2,175                  1,760
  Other income...................          436                    382
                                       -------                -------
                                        19,310                 15,422
                                       -------                -------
Certain operating expenses (Note
 2)
  Utilities......................        1,578                  1,118
  Janitorial and cleaning........          741                    541
  Security.......................          339                    270
  General and administrative.....          360                    245
  Repairs and maintenance........          683                    470
  Insurance......................          164                    117
  Real estate taxes..............        1,638                  1,219
                                       -------                -------
                                         5,503                  3,980
                                       -------                -------
Excess of revenue over certain
 operating expenses..............      $13,807                $11,442
                                       =======                =======


         The accompanying notes are an integral part of the statement.

                               RIVERFRONT PLAZA
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1. DESCRIPTION OF THE PROPERTY

  The accompanying statement of revenue over certain operating expenses (the "Statement") includes the operations of an approximately 899,720 square foot office building located in Richmond, Virginia. The Property will be acquired by Boston Properties, Inc. from an unrelated third party.

2. BASIS OF ACCOUNTING

  The accompanying Statement has been prepared on the accrual basis of accounting. The Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, property management fees, certain bad debts, corporate expenses and certain other costs not directly related to the future operations of the Property.

3. SIGNIFICANT ACCOUNTING POLICIES

  Rental Revenue

  Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenue by approximately $621 and $143 for the year ended December 31, 1996, and the nine months ended September 30, 1997 (unaudited), respectively.

  Unaudited Interim Information

  The statement of revenue over certain operating expenses for the nine months ended September 30, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement have been included. The results of operations for the period are not necessarily indicative of the Property's future results of operations.

  Risks and Uncertainties

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS

  The commercial and office space is leased to tenants under leases with terms that vary in length. Certain leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

                                                       YEAR ENDING
                                                       DECEMBER 31,
                                                      --------------
                                                      (IN THOUSANDS)
        1997.........................................    $13,615
        1998.........................................     13,870
        1999.........................................     13,148
        2000.........................................     12,427
        2001.........................................     10,574
        Thereafter...................................     39,718

  As of December 31, 1996, two tenants occupied approximately 55% of the leasable square feet and represented 56% of total 1996 Base Rent.

                            BOSTON PROPERTIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Boston Properties, Inc. (the "Company") is presented as if the following transactions had been consummated on September 30, 1997; (i) properties acquired or to be acquired subsequent to September 30, 1997 (the "1997
Acquired Properties" and "Pending Acquisition", collectively the "Acquisition Properties"), and (ii) the completion of the offering as described hereafter (the "Offering"). This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Income of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996 and the historical consolidated and combined financial statements and notes thereto of the Company and the Boston Properties Predecessor Group (the "Predecessor Group") included elsewhere in this Prospectus. In management's opinion, all adjustments necessary to reflect the above transactions have been made.

  The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 1997, nor does it purport to represent the future financial position of the Company.

 The Offering

  The Company has filed a registration statement on Form S-11 with the Securities and Exchange Commission with respect to the Offering of approximately 14.0 million common shares at an estimated offering price of $33.25 (excluding 2.1 million common shares that may be issued upon exercise of the underwriters' overallotment option).

 The Properties

  The Company will own a portfolio of 83 commercial real estate properties (the "Properties") aggregating approximately 16.4 million square feet, 72% of which was developed or substantially redeveloped by the Company. The properties consist of 70 office properties with approximately 11.8 million net rentable square feet (including five office properties under development containing approximately 1.0 million net rentable square feet) and approximately 2.5 million additional square feet of structured parking for 6,913 vehicles, nine industrial properties with approximately 925,000 net rentable square feet, three hotels with a total of 1,054 rooms (consisting of approximately 940,000 square feet) (including one hotel currently under development), and a parking garage with 1,170 spaces (consisting of approximately 330,000 square feet). In addition, the Company will own, have under contract or have an option to acquire six parcels of land totaling 39.0 acres, which will support approximately 629,000 square feet of development.

Acquisitions included in pro forma:

                                      Rentable          Date of
   Property Name         Location      Sq. Ft.         Acquisition
   -------------         --------      -------         -----------
Newport Office Park    Quincy, MA       168,829          6/23/97

280 Park Avenue        New York, NY   1,198,769          9/11/97

100 East Pratt Street  Baltimore, MD    633,482          10/23/97

875 Third Avenue       New York, NY     691,088          11/21/97

Riverfront Plaza       Richmond, VA     899,720          Pending


Purchase Price (dollars in thousands)
                                                              Common
   Property Name            Cash        Debt        OP Units   Stock   Total
   -------------            ----        ----        --------  ------   ------
Newport Office Park              --     21,700           --    --     21,700

280 Park Avenue             102,650    220,000           --    --     322,650

100 East Pratt Street       137,500         --           --     16    137,516

875 Third Avenue              1,500    180,000       28,000(1) --     209,500

Riverfront Plaza             52,561    121,800           --    --     174,361

(1) The Company issued Operating Partnership Units in the amount of 890,869 for 875 Third Avenue (valued at $31.43 per OP unit).

                            BOSTON PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                            PRO FORMA ADJUSTMENTS
                            BOSTON     -----------------------------------
                          PROPERTIES,  ACQUISITION    OFFERING    OTHER
                             INC.      PROPERTIES       (A)    ADJUSTMENTS     PRO FORMA
                          -----------  -----------    -------- -----------     ----------
         ASSETS
Real estate and
 equipment..............  $1,433,376    $521,377(B)        --         --       $1,954,753
 Less: accumulated
  depreciation..........    (285,505)        --            --         --         (285,505)
                          ----------    --------      -------- ----------      ----------
 Total real estate and
  equipment.............   1,147,871     521,377           --         --        1,669,248
Cash ...................      25,989     (56,919)(C)  $441,061 $ (208,500)(C)     201,631
Escrows.................      10,673       2,631 (D)       --         --           13,304
Tenant and other
 receivables............      13,170         227 (E)       --         --           13,397
Accrued rental income...      50,377         --            --         --           50,377
Deferred charges........      34,707         --            --         --           34,707
Prepaid expenses and
 other assets...........       8,933         --            --         --            8,933
Investment in Joint
 Venture................       3,918         --            --         --            3,918
                          ----------    --------      -------- ----------      ----------
 Total assets...........  $1,295,638    $467,316      $441,061  $(208,500)     $1,995,515
                          ==========    ========      ======== ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Mortgage notes
  payable...............  $  914,614    $301,800(F)        --         --       $1,216,414
 Unsecured Line of
  Credit................      71,000     137,500(F)        --   $(208,500)(F)         --
 Accounts payable and
  accrued expenses......      16,073         --            --         --           16,073
 Accrued interest
  payable...............       3,639         --            --         --            3,639
 Rent received in
  advance, security
  deposits and other
  liabilities...........      13,663         --            --         --           13,663
                          ----------    --------      -------- ----------      ----------
 Total liabilities......   1,018,989     439,300           --    (208,500)      1,249,789
                          ----------    --------      -------- ----------      ----------
Minority interest in
 Operating Partnership..      81,168      28,000(B)        --         --          109,168
                          ----------    --------      -------- ----------      ----------
Stockholders' equity:
 Preferred stock, $.01
  par value, 50,000,000
  shares authorized,
  none issued or
  outstanding...........         --          --            --         --              --
 Common stock, $.01 par
  value, 250,000,000
  shares authorized,
  38,693,541 issued and
  outstanding
  (historical) and
  52,694,041 shares
  issued and outstanding
  (pro forma)...........         387         --       $    140        --              527
 Additional paid in
  capital...............     172,315          16(B)    440,921        --          613,252
 Retained earnings......      22,779         --            --         --           22,779
                          ----------    --------      -------- ----------      ----------
 Total stockholders'
  equity................     195,481          16       441,061        --          636,558
                          ----------    --------      -------- ----------      ----------
 Total liabilities and
  stockholders' equity..  $1,295,638    $467,316      $441,061  $(208,500)     $1,995,515
                          ==========    ========      ======== ==========      ==========

     The accompanying notes are an integral part of the pro forma condensed consolidated balance sheet.

                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

  NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997:

(A) Represents the net proceeds obtained from the issuance of 14.0 million common shares in the Offering as follows:

   Gross proceeds from the Offering................................... $465,500
   Underwriters' discount and other offering expenses.................  (24,439)
                                                                       --------
   Net cash proceeds..................................................  441,061
   Par value of common shares(/1/)....................................     (140)
                                                                       --------
                                                                       $440,921
                                                                       ========

--------
(/1/) Represents the issuance of 14.0 million ($.01 par value per share) common shares in the Offering at an assumed offering price of $33.25 per share.

(B) Represents the purchase price, including closing costs, of the 1997 Acquired Properties and the Pending Acquisition as follows:

                                                                       PURCHASE
   1997 ACQUIRED PROPERTIES                                             PRICE
   ------------------------                                            --------
   100 East Pratt Street (/1/)........................................ $137,516
   875 Third Avenue (/2/).............................................  209,500

   PENDING ACQUISITION
   -------------------
   Riverfront Plaza (/3/).............................................  174,361
                                                                       --------
       Total Acquisition Properties................................... $521,377
                                                                       ========

  --------
(/1/) The acquisition of 100 East Pratt Street was funded by a draw-down of $137,500 from the Unsecured Line of Credit and the issuance of 500 shares of common stock (valued at approximately $16, based on a value of $32.00 per share).
(/2/) The acquisition of 875 Third Avenue was funded by the assumption of a $180,000 mortgage note, payment of $1,500 in cash and the issuance of 890,869 Operating Partnership Units (the "OP Units"). To the extent that, for the ten trading days through and including December 31, 1998 the average daily closing price on the New York Stock Exchange of shares of common stock is less than $31.43 per share (such average, the "Share Average"), the Operating Partnership shall issue to the contributor of 875 Third Avenue a number of additional OP Units (the "Additional OP Units") such that the product of (x) the Share Average, multiplied by (y) the sum of $890,869 plus the Additional OP Units, equals $28,000. Consequently, for accounting purposes, the OP Units were valued at approximately $28,000, based on a value of $31.43 per unit.
(/3/) The acquisition of Riverfront Plaza will be funded through the payment of $52,561 in cash and mortgage acquisition financing of $121,800.

(C) Represents the cash transactions as follows:

   Net proceeds of the Offering described in Note (A) ............. $ 441,061
   Proceeds and working capital used for the Acquisition
    Properties.....................................................   (56,919)
   Paydown of Unsecured Line of Credit with proceeds from the
    Offering.......................................................  (208,500)
                                                                    ---------
   Net increase in cash............................................ $ 175,642
                                                                    =========

(D) Net increase reflects the following:

   Required escrow deposit for the debt assumed on
    the acquisition of 875 Third Avenue............................ $   2,631
                                                                    =========

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                    CONSOLIDATED BALANCE SHEET--(CONTINUED)

                             (DOLLARS IN THOUSANDS)

(E) Reflects tenant note receivable purchased in connection with the Pending Acquisition of Riverfront Plaza.
(F) Represents the debt transactions as follows:

  MORTGAGE NOTES PAYABLE

   Debt assumed in connection with the acquisition of 875 Third
    Avenue........................................................... $180,000
   Seller financing in connection with the acquisition of Riverfront
    Plaza............................................................  121,800
                                                                      --------
   Net increase in mortgage indebtedness............................. $301,800
                                                                      ========

  UNSECURED LINE OF CREDIT

   Draw-down from the Unsecured Line of Credit in connection with the acquisition of 100 East Pratt Street...................... $ 137,500
   Paydown of the Unsecured Line of Credit from proceeds of the
    Offering, net ................................................  (208,500)
                                                                   ---------
   Net decrease in Unsecured Line of Credit....................... $ (71,000)
                                                                   =========

                            BOSTON PROPERTIES, INC.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND FOR THE YEAR ENDED DECEMBER
                                   31, 1996
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the following transactions had occurred on January 1, 1996; (i) the consummation of the initial public offering (the "Initial Offering") and related Formation Transactions, and the Offering (ii) the acquisition of the property acquired concurrent with the Initial Offering (the "Initial Offering Acquisition Property"), (iii) the acquisition of properties acquired subsequent to the Initial Offering (the "1997 Acquisitions"), (iv) the acquisition of the pending acquisition (the "Pending Acquisition") and (v) the closing of the mortgage financing.

  The Development and Management Company has been included in the pro forma financial information under the equity method of accounting due to the Operating Partnership's ownership of a noncontrolling, 1% voting interest.

  The operations of the hotel properties and the parking garages have been included in the pro forma financial information pursuant to participating lease agreements to be entered into in order for the Company to continue to qualify as a REIT under IRC Section 856.

  The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997, or for the year ended December 31, 1996, had the previously described transactions actually occurred on January 1, 1996 and the effect thereof carried forward through the nine month period ended September 30, 1997, nor do they purport to present the future results of operations of the Company.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              BOSTON
                                            PROPERTIES
                                            PREDECESSOR
                                               GROUP                        PRO FORMA ADJUSTMENTS
                    BOSTON PROPERTIES, INC. JANUARY 1,  --------------------------------------------------------------
                         JUNE 23, 1997          1997                   INITIAL
                              TO                TO                    OFFERING
                         SEPTEMBER 30,       JUNE 22,    FORMATION   ACQUISITION      1997       PENDING      OTHER
                             1997              1997     TRANSACTIONS  PROPERTY    ACQUISITIONS ACQUISITION ADJUSTMENTS
                    ----------------------- ----------- ------------ -----------  ------------ ----------- -----------
                                                            (A)          (B)          (C)          (C)
Revenue:
 Rental:
 Base rent........          $57,892           $80,122     $  9,396     $1,498       $54,440      $13,412         --
 Recoveries from
 tenants..........            6,144            10,283          --         101         7,639        2,017         --
 Parking and
 other............              217             3,397       (1,061)       --            347          382         --
                            -------           -------     --------     ------       -------      -------    --------
  Total rental
  revenue.........           64,253            93,802        8,335      1,599        62,426       15,811         --
 Hotel............              --             31,185      (31,185)       --            --           --          --
 Development and
 management
 services.........            2,221             3,685         (452)       --            --           --          --
 Interest and
 other............            1,879             1,146         (352)       --            --           --     $(1,200) (D)
                            -------           -------     --------     ------       -------      -------    --------
  Total revenue...           68,353           129,818      (23,654)     1,599        62,426       15,811     (1,200)
                            -------           -------     --------     ------       -------      -------    --------
Expenses:
Rental:
 Operating........            8,828            13,650         (353)       437        14,580        2,761         --
 Real estate
 taxes............            9,065            13,382        1,345        172        13,049        1,219         --
 Hotel:
 Operating........              --             20,938      (20,938)       --            --           --          --
 Real estate tax-
 es...............              --              1,514       (1,514)       --            --           --          --
 General and
 administrative...            3,164             5,116          391        --            --           --          425 (E)
 Interest.........           16,091            53,324      (28,151)       --         11,813          --       16,839 (F)
 Depreciation and
 amortization.....           10,113            17,054          124        210(G)      7,646        2,288         --
                            -------           -------     --------     ------       -------      -------    --------
  Total expenses..           47,261           124,978      (49,096)       819        47,088        6,268      17,264
                            -------           -------     --------     ------       -------      -------    --------
Income before
minority interests
 ..................           21,092             4,840       25,442        780        15,338        9,543     (18,464)
Minority interest
in property
partnership.......              (69)             (235)         --         --            --           --          --
                            -------           -------     --------     ------       -------      -------    --------
Income before
minority interest
in Operating
Partnership ......           21,023             4,605       25,442        780        15,338        9,543     (18,464)
Minority interest
in Operating
Partnership.......           (6,169)              --           --         --            --           --       (8,019)(H)
                            -------           -------     --------     ------       -------      -------    --------
Income before
extraordinary
item..............          $14,854           $ 4,605     $ 25,442     $  780       $15,338      $ 9,543    $(26,483)
                            =======           =======     ========     ======       =======      =======    ========
Income before ex-
traordinary item
per common share..          $   .38
                            =======
Weighted average
number of common
shares outstand-
ing...............           38,694
                            =======
                      PRO
                     FORMA
                    ---------
Revenue:
 Rental:
 Base rent........  $216,760
 Recoveries from
 tenants..........    26,184
 Parking and
 other............     3,282
                    ---------
  Total rental
  revenue.........   246,226
 Hotel............       --
 Development and
 management
 services.........     5,454
 Interest and
 other............     1,473
                    ---------
  Total revenue...   253,153
                    ---------
Expenses:
Rental:
 Operating........    39,903
 Real estate
 taxes............    38,232
 Hotel:
 Operating........       --
 Real estate tax-
 es...............       --
 General and
 administrative...     9,096
 Interest.........    69,916
 Depreciation and
 amortization.....    37,435
                    ---------
  Total expenses..   194,582
                    ---------
Income before
minority interests
 ..................    58,571
Minority interest
in property
partnership.......      (304)
                    ---------
Income before
minority interest
in Operating
Partnership ......    58,267
Minority interest
in Operating
Partnership.......   (14,188)
                    ---------
Income before
extraordinary
item..............  $ 44,079
                    =========
Income before ex-
traordinary item
per common share..  $    .84
                    =========
Weighted average
number of common
shares outstand-
ing...............    52,694
                    =========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

A. Reflects the pro forma Formation Transactions adjustment summary for the period from January 1, 1997 to June 22, 1997 (the "Predecessor Period").

                      RENT                                                                       HOTEL
                     HOTELS                           INTEREST PROPERTY   PROPERTY     HOTEL     REAL    GENERAL
PRO FORMA             AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING  ESTATE      &    INTEREST
ADJUSTMENTS          GARAGE INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES    ADMIN  EXPENSE
-----------          ------ -------  --------  -----  -------- --------- ----------- ---------  -------  ------- --------
(1)Assignment of
   contracts.....                              $(452)                                                     $(430)
(2)Equity
   investment
   income........                                        $21
(3)Operation of
   hotels and
   garage........           $(1,061) $(31,185)                   $(353)    $1,345    $(20,938)  $(1,514)
(4)Rental of
   hotels and
   garage........    $9,396
(5)General and
   administrative..                                                                                         821
(6)Amortization
   of deferred
   financing
   costs.........                                                                                                $   (189)
(7)Release of
   restricted
   cash..........                                       (373)
(8)Depreciation
   expense.......
(9)Mortgage
   interest......                                                                                                 (27,962)
                     ------ -------  --------  -----   -----     -----     ------    --------   -------   -----  --------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...    $9,396 $(1,061) $(31,185) $(452)  $(352)    $(353)    $1,345    $(20,938)  $(1,514)  $ 391  $(28,151)
                     ====== =======  ========  =====   =====     =====     ======    ========   =======   =====  ========
PRO FORMA            DEPRECIATION
ADJUSTMENTS            EXPENSE
-----------          ------------
(1)Assignment of
   contracts.....
(2)Equity
   investment
   income........
(3)Operation of
   hotels and
   garage........
(4)Rental of
   hotels and
   garage........
(5)General and
   administrative..
(6)Amortization
   of deferred
   financing
   costs.........
(7)Release of
   restricted
   cash..........
(8)Depreciation
   expense.......        $124
(9)Mortgage
   interest......
                     ------------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...        $124
                     ============

  (1) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Development and Management Company. As a result of the assignment, operating income, expenses and overhead attributable to the contracts were reflected in the operations of the Development and Management Company as detailed below:

     Management services................................................  $ 452
     General and administrative expenses................................   (430)
                                                                          -----
      Manager contract income...........................................  $  22
                                                                          =====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $21 on the $22 net income.
  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses will not be reflected from the operation of these businesses.
  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.
  (5) Reflects an increase of $821 in general and administrative expenses as a result of operating as a public company.
  (6) Reflects the net increase of $290 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $479 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

                            BOSTON PROPERTIES, INC.

                            (DOLLARS IN THOUSANDS)

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.
  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.
  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering for the Predecessor
      Period:

                                                    PRINCIPAL INTEREST
      PROPERTIES                                     AMOUNT     RATE   INTEREST
      ----------                                    --------- -------- --------
   599 Lexington Avenue...........................  $225,000   7.00%   $  7,547
   Two Independence Square........................   122,505   7.90%      4,637
   One Independence Square........................    78,327   7.90%      2,965
   2300 N Street..................................    66,000   7.00%      2,214
   Capital Gallery................................    60,559   8.24%      2,391
   Ten Cambridge Center...........................    25,000   7.57%        907
   191 Spring Street..............................    23,883   8.50%        973
   Bedford Business Park..........................    23,376   8.50%        952
   10 & 20 Burlington Mall Road...................    16,621   8.33%        663
   Cambridge Center North Garage..................    15,000   7.57%        544
   91 Hartwell Avenue.............................    11,322   8.33%        452
   92 & 100 Hayden Avenue.........................     9,057   8.33%        362
   Montvale Center................................     7,969   8.59%        328
   Newport Office Park............................     6,874   8.13%        268
   Hilltop Business Center........................     4,750   7.00%        159
                                                                       --------
    Total.........................................                       25,362
   Historical interest expense - Predecessor Peri-
    od............................................                      (53,324)
                                                                       --------
   Pro forma interest expense adjustment for the
    Predecessor Period............................                     $(27,962)
                                                                       ========

B. Reflects the results of operations, as adjusted for depreciation, of the Newport Office Park, acquired concurrent with the Initial Offering, for the period from January 1, 1997 to June 22, 1997 (the acquisition date).

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the 1997 Acquisitions and Pending Acquisition for the nine months ended September 30, 1997 as follows:

1997 ACQUISITIONS

                                      280 PARK  100 EAST PRATT 875 THIRD
                                      AVENUE(1)     STREET      AVENUE    TOTAL
                                      --------- -------------- --------- -------
Revenue:
  Base rent..........................  $17,012     $10,924      $18,646  $46,582
  Adjustment(2)......................    7,437         397           24    7,858
                                       -------     -------      -------  -------
    Total base rent..................   24,449      11,321       18,670   54,440
  Recoveries from tenants............    1,707       2,133        3,799    7,639
  Other..............................       80         267          --       347
                                       -------     -------      -------  -------
    Total rental revenue.............   26,236      13,721       22,469   62,426
                                       -------     -------      -------  -------
Expenses:
  Operating..........................    7,772       3,453        3,355   14,580
  Real estate taxes..................    6,677       1,541        4,831   13,049
  Interest...........................      --          --        11,813   11,813
  Depreciation(Note G)...............    3,355       1,934        2,357    7,646
                                       -------     -------      -------  -------
    Total expenses...................   17,804       6,928       22,356   47,088
                                       -------     -------      -------  -------
  Net income.........................  $ 8,432     $ 6,793      $   113  $15,338
                                       =======     =======      =======  =======

--------
(1) Reflects the results of operations for the period from January 1, 1997 through September 11, 1997 (the acquisition date).
(2) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

PENDING ACQUISITION

                                                                      RIVERFRONT
                                                                        PLAZA
                                                                      ----------
Revenue:
  Base rent..........................................................  $13,023
  Adjustment(1)......................................................      389
                                                                       -------
    Total base rent..................................................   13,412
  Recoveries from tenants............................................    2,017
  Other..............................................................      382
                                                                       -------
    Total rental revenue.............................................   15,811
                                                                       -------
Expenses:
  Operating..........................................................    2,761
  Real estate taxes..................................................    1,219
  Interest...........................................................      --
  Depreciation(Note G)...............................................    2,288
                                                                       -------
    Total expenses...................................................    6,268
                                                                       -------
  Net income.........................................................  $ 9,543
                                                                       =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


D. Reflects reduction in interest income as a result of cash used for the acquisition of 280 Park Avenue.

E. Reflects the incremental increase in general and administrative costs related to the 1997 Acquisitions and Pending Acquisition.

F. Reflects the net increase in interest as a result of the following debt transactions:

     Payoff of the Unsecured Line of Credit with proceeds from
       the Offering for the period sub-sequent to the Initial
       Offering, net of amounts capitalized......................... $  (411)
     Acquisition mortgage financing of 280 Park Avenue in the
       original principal amount of $220 million computed at an
       interest rate of 7% for period January 1, 1997 to
       September 11, 1997 (date of acquisition).....................  10,675
     Amortization of deferred financing fees for the period from
       January 1, 1997 to September 1, 1997 (date of acquisition)
       as a result of approximately $1.1 million of fees associated with the mortgage financing of 280 Park Avenue. The deferred financing fees are amortized over the five year term of the
       loan ........................................................     153
     Seller financing of Riverfront Plaza in the principal amount of $121,800 computed at the 10 year U.S. Treasury Note rate
       (5.88% at November 17, 1997) plus 1.15% .....................   6,422
                                                                     -------
     Increase in interest expense for the period subsequent to
       the Initial Offering......................................... $16,839
                                                                     =======

G. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property, the 1997 Acquisitions and the Pending
Acquisition:

                                                          ESTIMATED
                                                 PURCHASE  LIFE OF   PRO FORMA
PROPERTY(IES)                                     PRICE    ASSETS   DEPRECIATION
-------------                                    -------- --------- ------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park(1).......................... $21,700      40       $  210
                                                                       ======
1997 ACQUISITIONS
280 Park Avenue(1).............................. 322,650      40       $3,355
100 East Pratt Street........................... 137,500      40        1,934
875 Third Avenue................................ 209,500      40        2,357
                                                                       ------
                                                                       $7,646
                                                                       ======
PENDING ACQUISITION
Riverfront Plaza................................ 174,361      40       $2,288
                                                                       ======

--------
(1) Reflects pro forma depreciation expense for the periods prior to acquisition.

H. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership of approximately 24.35% following the Offering and issuance of OP Units and common shares.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              PRO FORMA ADJUSTMENTS
                            BOSTON    -----------------------------------------------------------------------
                          PROPERTIES                     INITIAL
                          PREDECESSOR  FORMATION         OFFERING           1997        PENDING      OTHER         PRO
                             GROUP    TRANSACTIONS ACQUISITION PROPERTY ACQUISITIONS  ACQUISITION ADJUSTMENTS     FORMA
                          ----------- ------------ -------------------- ------------  ----------- -----------    --------
                                          (A)              (B)              (C)           (C)
Revenue:
 Rental:
 Base rent..............   $169,420     $22,371           $2,908          $66,637       $16,420         --       $277,756
 Recoveries from
 tenants................     22,607         --               180           11,379         2,976         --         37,142
 Parking and other......      2,979      (2,043)             --               412           436         --          1,784
                           --------     -------           ------          -------       -------    --------      --------
  Total rental revenue..    195,006      20,328            3,088           78,428        19,832         --        316,682
 Hotel..................     65,678     (65,678)             --               --            --          --            --
 Development and
 management services....      5,719        (936)             --               --            --          --          4,783
 Interest and other.....      3,530        (705)             --               --            --          --          2,825
                           --------     -------           ------          -------       -------    --------      --------
  Total revenue.........    269,933     (46,991)           3,088           78,428        19,832         --        324,290
                           --------     -------           ------          -------       -------    --------      --------
Expenses:
Rental:
 Operating..............     29,823        (713)             879           18,751         3,865         --         52,605
 Real estate taxes......     28,372       2,754              347           18,327         1,638         --         51,438
 Hotel:
 Operating..............     43,634     (43,634)             --               --            --          --            --
 Real estate taxes......      3,100      (3,100)             --               --            --          --            --
 General and
 administrative.........     10,754         834              --               --            --     $    300(D)     11,888
 Interest...............    109,394     (54,398)             --            15,750           --       24,183(E)     94,929
 Depreciation and
 amortization...........     36,199         257              434           10,561(F)      3,051         --         50,502
                           --------     -------           ------          -------       -------    --------      --------
  Total expenses........    261,276     (98,000)           1,660           63,389         8,554      24,483       261,362
                           --------     -------           ------          -------       -------    --------      --------
Income before minority
interests ..............      8,657      51,009            1,428           15,039        11,278     (24,483)       62,928
Minority interest in
property partnership....       (384)        --               --               --            --          --           (384)
                           --------     -------           ------          -------       -------    --------      --------
Income before minority
interest in Operating
Partnership ............      8,273      51,009            1,428           15,039        11,278     (24,483)       62,544
Minority interest in
Operating Partnership...        --          --               --               --            --      (15,229)(G)   (15,229)
                           --------     -------           ------          -------       -------    --------      --------
Net income..............   $  8,273     $51,009           $1,428          $15,039       $11,278    $(39,712)     $ 47,315
                           ========     =======           ======          =======       =======    ========      ========
Net income per common
share...................                                                                                         $    .90
                                                                                                                 ========
Weighted average number
of common shares
outstanding.............                                                                                           52,694
                                                                                                                 ========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                       CONSOLIDATED STATEMENT OF INCOME

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1996

A. Reflects the pro forma Formation Transactions adjustment summary for the year ended December 31, 1996

                      RENT                                                                        HOTEL
                     HOTELS                            INTEREST PROPERTY   PROPERTY     HOTEL      REAL
PRO FORMA              AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING   ESTATE   GENERAL & INTEREST
ADJUSTMENTS          GARAGE  INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES      ADMIN   EXPENSE
-----------          ------  -------  --------  -----  -------- --------- ----------- ---------  --------  --------- --------
(1) Assignment of
   contracts.......                             $(936)                                                      $ (866)
(2)Equity
   investment
   income..........                                       $66
(3)Operation of
   hotels and
   garage..........          $(2,043) $(65,678)                   $(713)    $2,754    $(43,634)  $ (3,100)
(4)Rental of hotels
   and garage......  $22,371
(5)General and
   administrative..                                                                                          1,700
(6)Amortization of
   deferred
   financing
   costs...........                                                                                                  $   (731)
(7)Release of
   restricted
   cash............                                      (771)
(8)Depreciation
   expense.........
(9)Mortgage
   interest........                                                                                                   (53,667)
                     ------- -------  --------  -----   -----     -----     ------    --------   --------   ------   --------
   Pro forma
   formation
   transactions
   adjustment
   summary total...  $22,371 $(2,043) $(65,678) $(936)  $(705)    $(713)    $2,754    $(43,634)  $(3,100)   $  834   $(54,398)
                     ======= =======  ========  =====   =====     =====     ======    ========   ========   ======   ========
                     DEPREC-
PRO FORMA            IATION
ADJUSTMENTS          EXPENSE
-----------          -------
(1) Assignment of
   contracts.......
(2)Equity
   investment
   income..........
(3)Operation of
   hotels and
   garage..........
(4)Rental of hotels
   and garage......
(5)General and
   administrative..
(6)Amortization of
   deferred
   financing
   costs...........
(7)Release of
   restricted
   cash............
(8)Depreciation
   expense.........   $257
(9)Mortgage
   interest........
                     -------
   Pro forma
   formation
   transactions
   adjustment
   summary total...   $257
                     =======

----
  (1) In connection with the Formation Transactions, certain third-party management contracts are assigned to the Development and Management Company. As a result of the assignment, current operating income, expenses and overhead attributable to the contracts are reflected in the operations of the Development and Management Company as detailed below:

    Management services..................................................  $936
    General and administrative expenses..................................  (866)
                                                                           ----
     Manager contract income.............................................  $ 70
                                                                           ====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $66 on the $70 net income.

  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses are not reflected from the operation of these businesses.

  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.

  (5) Reflects an increase of $1,700 in general and administrative expenses as a result of operating as a public company.

  (6) Reflects the net increase of $600 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $1,331 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.

  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)

  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering and the corresponding adjustment to interest expense incurred in 1996.

                                                PRINCIPAL INTEREST
                   PROPERTY(IES)                 AMOUNT     RATE   INTEREST
                   -------------                --------- -------- ---------
       599 Lexington Avenue...................  $225,000    7.00%  $  15,750(1)
       Two Independence Square................   122,855    7.90%      9,813
       One Independence Square................    78,700    7.90%      6,276
       2300 N Street..........................    66,000    7.00%      4,620(1)
       Capital Gallery........................    60,751    8.24%      5,761
       Ten Cambridge Center...................    25,000    7.57%      1,924
       191 Spring Street......................    23,942    8.50%      1,697
       Bedford Business Park..................    23,500    8.50%      1,998(1)
       10 & 20 Burlington Mall Road...........    16,621    8.33%      1,385
       Cambridge Center North Garage..........    15,000    7.57%      1,183
       91 Hartwell Avenue.....................    11,322    8.33%        943
       92 & 100 Hayden Avenue.................     9,057    8.33%        754
       Montvale Center........................     7,992    8.59%        474
       Newport Office Park....................     6,874    8.13%        558
       Hilltop Business Center................     4,817    7.00%        318
                                                                   ---------
       Pro forma totals.......................                        53,454
       Historical interest expense for the
        year ended December 31, 1996..........                      (107,121)
                                                                   ---------
       Pro forma interest expense adjustment..                     $ (53,667)
                                                                   =========

--------
    (1) The interest expense used in this calculation assumes the mortgage loan was outstanding during all of 1996.

B. Reflects the historical results of operations, as adjusted for depreciation, for Newport Office Park, acquired concurrent with the Initial Offering for the year ended December 31, 1996.

C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the 1997 Acquisitions and Pending Acquisition for the year ended December 31, 1996 as follows:

1997 ACQUISITIONS

                                       280 PARK 100 EAST PRATT 875 THIRD
                                        AVENUE      STREET      AVENUE    TOTAL
                                       -------- -------------- --------- -------
Revenue:
  Base rent........................... $16,786     $14,046      $25,255  $56,087
  Adjustment(1).......................   9,991         528           31   10,550
                                       -------     -------      -------  -------
    Total base rent...................  26,777      14,574       25,286   66,637
  Recoveries from tenants.............   2,600       2,966        5,813   11,379
  Other...............................      59         353          --       412
                                       -------     -------      -------  -------
    Total rental revenue..............  29,436      17,893       31,099   78,428
                                       -------     -------      -------  -------
Expenses:
  Operating...........................  10,169       4,333        4,249   18,751
  Real estate taxes...................   9,908       2,054        6,365   18,327
  Interest............................     --          --        15,750   15,750
  Depreciation(Note F)................   4,840       2,578        3,143   10,561
                                       -------     -------      -------  -------
    Total expenses....................  24,917       8,965       29,507   63,389
                                       -------     -------      -------  -------
  Net income.......................... $ 4,519     $ 8,928      $ 1,592  $15,039
                                       =======     =======      =======  =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


PENDING ACQUISITION

                                                                      RIVERFRONT
                                                                        PLAZA
                                                                      ----------
Revenue:
  Base rent..........................................................  $15,898
  Adjustment(1)......................................................      522
                                                                       -------
    Total base rent..................................................   16,420
  Recoveries from tenants............................................    2,976
  Other..............................................................      436
                                                                       -------
    Total rental revenue.............................................   19,832
                                                                       -------
Expenses:
  Operating..........................................................    3,865
  Real estate taxes..................................................    1,638
  Interest...........................................................      --
  Depreciation(Note F)...............................................    3,051
                                                                       -------
    Total expenses...................................................    8,554
                                                                       -------
  Net income.........................................................  $11,278
                                                                       =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996.

D. Reflects the incremental increase in general and administrative costs related to the 1997 Acquisitions and Pending Acquisition.

E. Reflects the net increase in interest expense as a result of the following debt transactions:

     Acquisition mortgage financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of 7.0% for the year ended December 31, 1996.................... $15,400
     Amortization of deferred financing fees as a result of
       approximately $1.1 million of fees associated with the mortgage financing of 280 Park Avenue. The deferred financing fees are
       amortized over the five year term of the loan ..................     220
     Seller financing of Riverfront Plaza in the principal amount of
       $121,800 computed at the 10 year U.S. Treasury Note rate
       (5.88% at November 17, 1997) plus 1.15%.........................   8,563
                                                                        -------
     Increase in interest expense...................................... $24,183
                                                                        =======

--------
F. Detail of pro forma depreciation expense is presented below for the Acquisition at Initial Offering, the 1997 Acquisitions and the Pending
   Acquisition:

                                                          ESTIMATED
                                                 PURCHASE  LIFE OF   PRO FORMA
PROPERTY(IES)                                     PRICE    ASSETS   DEPRECIATION
-------------                                    -------- --------- ------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park............................. $ 21,700     40      $   434
                                                                      =======
1997 ACQUISITIONS
280 Park Avenue.................................  322,650     40      $ 4,840
100 East Pratt Street...........................  137,500     40        2,578
875 Third Avenue................................  209,500     40        3,143
                                                                      -------
                                                                      $10,561
                                                                      =======
PENDING ACQUISITION
Riverfront Plaza................................  174,361     40      $ 3,051
                                                                      =======

G. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership of approximately 24.35% following the Offering and issuance of OP Units and common shares.